                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-8544

                                 FPA FUNDS TRUST
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  MARCH 31

Date of reporting period:  MARCH 31, 2004

Item 1.           Report to Stockholders.

ANNUAL REPORT

FPA CRESCENT FUND

FPA FUNDS TRUST

[FPA FUNDS TRUST LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064


40283                                   MARCH 31, 2004

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The first quarter of 2004 ended reasonably well for your fund, with Crescent increasing 4.36%, outpacing all but the smaller-cap Russell 2000 and 2500 indexes. Stock indexes turned in a mixed bag in the period with the small-cap Russell 2000 leading the pack, with a return of 6.26% while the Dow Jones Industrial Average declined 0.92%. Crescent's net market exposure (excluding bonds) as of quarter-end was 42.8% (52.2% long, 9.7% short).

     To be fully invested in this environment is to believe that the prospective reward that awaits is worth the risk assumed. We feel a little like Indiana Jones in a dark, abandoned temple, unsure when a big rock might come rolling our way. Maybe he had more confidence in the treasure that lay hidden within. (We apologize for the cinema metaphor and can only claim living adjacent to Hollywood as an excuse.) Never in our careers have we seen such paucity. We can best exemplify the dearth of opportunity by listing what is in favor in the financial markets: stocks small and large, growth and value, domestic and foreign; real estate, commodities including precious metals and energy; bonds, including government and high-yield. Show us an asset class or industry group that is out of favor. We know of a couple: the U.S. dollar and cash. To the former, we believe that there are longer-term structural issues that will make currencies other than our own more attractive, although we can see why the dollar may rally in the foreseeable future. Cash has all the qualities of an out-of-favor asset class: the expected return is low, the investor majority disparages its virtue, and clients usually do not condone its use. But it is neither for these reasons nor for laziness that Crescent's liquidity has increased. Rather, it is our strict adherence to the principle of paying a discounted price for a good asset that brings about its existence. We will not make conscious decisions that may erode capital. Not that this makes it right and if he jumped off a cliff we wouldn't follow, but it is interesting to note that Warren Buffet increased his own cash liquidity in Berkshire Hathaway from $23 billion at the end of 2002 to $36 billion in 2003(1)

     Let us put the cash in perspective for you, because we believe that the opportunity cost of holding cash today is as low as it's been in the last three decades. As we discussed in our third quarter 2003 letter, we believe that the U.S. stock market is likely to compound in the mid-single digits. The penalty for holding 30% in cash in today's environment is 1.65% per year, assuming a 7% return on stocks over the next five years (at the higher end of our expected range) and a 1.5% return on cash - a price we are willing to pay. However, we are sure of one thing, that the environment will change. We will not have such a large commitment to cash ad infinitum. We believe it's the prudent by-product of the lack of ideas resulting from our investment process. There will be investment opportunities again. Furthermore, today's unsustainably low 1.5% return on cash sits at a 45-year nadir. We expect short-term money market funds to average 3% over the next five years, still far less than the 6% to 10% range of the twenty years.

     It is not always so easy to sell a stock at the same time you wish to buy a stock, especially if you traffic in less liquid investments, as is frequently the case with small- and mid-cap stocks. We would rather make sure that we have the capital easily accessible when an investment opportunity arises. We are shopping for a few good ideas. We see packed aisles in the Relative Value (R-V) store, inventory piled to the rafters and no membership fee required. The Absolute Value (A-V) store down the street is our preferred establishment but its shelves are unappealingly bare. The old "A-V" only requires patience as its club dues but that can have a high cost. With an economy that has bounced back and the bull market seemingly in place, the R-V shoppers have made and may continue to make a pretty penny. As A-V patrons, the dues for patience that we pay today may have a high cost if the stock market continues its run over the near term.

     The economy continues to grow at a good clip. Forecasts call for 4.0% GDP growth in 2004. We do not question the economic growth we see today though we do worry as to its sustainability. Consumer confidence remains somewhat anemic, yet consumer installment debt as a percent of disposable income is at a 30-year high(2). Not only does the average American carry more debt than in the past

----------
(1)Berkshire Hathaway 2003 Annual Report
(2)Macro Mavens
but as much as 45% of it is variable cost. An increase in interest rates makes monthly payments on credit cards and home mortgages higher and chokes the consumer, who has helped keep the economy afloat the last few years.

     We continue to maintain a large investment in energy service companies - 16.9% at quarter-end for reasons that have been well documented in our prior Shareholder Letters. We increased our energy weighting from 14.8% at the beginning of the quarter and, although we own the same companies, the weightings of each changed, in some cases substantively. Most significantly, we increased our position in Ensco International, the largest pure play premium jack-up rig company, while reducing the size of other oil service investments. We believe that the jack-up rig market is better positioned over the near term as it is operating at closer to peak levels of capacity utilization that should result in better pricing. Part of the natural course of doing business in this segment is that huge rigs must be moved from one part of the world to another. Ensco's earnings have been temporarily penalized by what is a natural cost of doing business in this segment, as huge rigs must periodically be moved from one part of the world to another. Ensco currently trades below its net replacement cost and during the last peak a few years ago it traded over 200% of net replacement cost.

     We have been seeing some interesting opportunities on the short side. Rubbermaid-Newell, the housewares and home furnishings purveyor, is a stock we shorted in the first quarter. Joe Galli, the CEO, joined the company a few years ago. Unfortunately, investors have not gotten off the ground yet as its stock price trades about the same level as when Mr. Galli joined the company in 2001. On the positive side, with management focusing on optimizing the balance sheet, operating cash flow looks pretty good. However, many of their improvements are one-time in nature while others may benefit the business today only to cause later pain. Our research indicated that there were irate Midwest employees working in unheated facilities last winter. We believe that some of the cash-flow improvement has come at the expense of maintaining the quality of the business. We question whether necessary investments have been made to keep the company competitive and if employees are being reasonably treated. The average earnings per share for the last three years is just $0.66, but the company pays a $0.84 dividend. Consensus estimates of $1.38 for 2004 will be, in our estimation, difficult to achieve. Over the last five years, the company has spent $1.75 billion on acquisitions and yet EBITDA has declined! Without the acquisitions it is unclear if this company is even growing.

     As high-yield bond prices have rallied in the last year and a half, we have gradually reduced our exposure to where it sits at just 8.4% today. The yield on high-yield bonds less that of an equivalent-maturity Treasury note ("the spread") is at its second narrowest level in two decades. What many investors do not realize is that some bonds are more equity-like in that the value of the enterprise today may only marginally cover the sum of the corporate debt outstanding. If banks and thrifts lend just 70% of the value of a single-family home that has a historically low loss experience and receive 6% interest; why should we make a corporate loan at 90% loan-to-value for just 10% when junk bonds have a much higher level of historic loss experience? We were buyers back in the summer of 2003 when a plethora of high-yield bonds were trading at yields ten percentage points greater than Treasuries. We were able to accumulate large stakes in the debt of such companies as Qwest Communications when our average yield at cost exceeded 20%. Spreads are now less than the 484-basis-point median of the last 15 years. In addition to not being paid for the credit risk today, we do not feel the low yields justify the interest-rate risk. According to Fed Chairman Alan Greenspan, rates "must rise at some point to prevent pressures on price inflation from eventually emerging"(3). We believe that "point" is imminent and recognize that higher rates mean lower bond prices.

     We have created our track record over many years by doing a few things well. You can trust that we will always operate within our circle of competence as we work to continue to provide attractive investment returns with less risk than the stock market.

Respectfully submitted,


/s/ Steven Romick

Steven Romick
President

April 22, 2004

----------
(3)WALL STREET JOURNAL, April 22, 2004

                                 PORTFOLIO DATA
                                 March 31, 2004

COMPARATIVE STATISTICS

                                             RUSSELL      S&P     LEHMAN BROS.
RATIOS                       CRESCENT         2500        500     GOV'T/CREDIT
------                       --------         ----        ---     ------------
(WEIGHTED AVERAGE)
STOCKS
Price/Earnings TTM            22.8x           28.2x      21.3x
Price/Earnings 2003 est.      18.6x           20.8x      18.5x
Price/Book                     1.9x            2.5x       3.1x
Dividend Yield                 0.5%            1.2%       1.7%

BONDS
Duration                       2.1 years                           5.48 years
Maturity                       3.9 years                           8.26 years
Yield                          7.0%                                3.36%

10 LARGEST HOLDINGS

COMMON & PREFERRED STOCKS
ENSCO International
Michaels Stores
Patterson-UTI Energy
National-Oilwell
Big Lots
Assurant
Celanese
Charming Shoppes
Rowan Companies

BONDS & NOTES
U.S. Treasury Inflation-Indexed Notes 3.375%, due 1/15/07

The ten largest equity positions represented 30.69% of the Fund as of March 31, 2004.

ASSET COMPOSITION

Common Stocks, Long          52.20%
Preferred Stocks              0.56%
Bonds & Notes                12.67%
Common Stocks, short         -9.65%
Accrued Income                0.21%
Cash & Other                 44.01%
                            -------
Total                       100.00%

                             HISTORICAL PERFORMANCE

                                              BALANCED
                                              BENCHMARK      LEHMAN
                                  FPA        60% RUSSELL    BROTHERS
                                CRESCENT     2500/40% LB     GOV'T/   RUSSELL
                                  FUND      GOV'T/CREDIT     CREDIT    2500
                                --------    ------------     ------    ----
PERIODS ENDED MARCH 31, 2004
Quarter                           4.36%         4.76%         3.08%     5.88%
One Year                         34.67         36.64          6.15     60.64
Three Years                      19.77         11.00          8.00     11.97
Five Years                       12.76         10.66          7.56     11.74
Ten Years                        13.66         11.10          7.65     12.63
From Inception 6/2/93*           13.66         10.74          7.24     12.37

YEARS ENDED DECEMBER 31,
   2003                          26.15         28.08          4.67     45.51
   2002                           3.71         -6.63         11.04    -17.80
   2001                          36.14          4.83          8.50      1.22
   2000                           3.59          7.85         11.85      4.27
   1999                          -6.28         13.28         -2.15     24.15
   1998                           2.79          4.92          9.47      0.38
   1997                          21.95         18.53          9.76     24.36
   1996                          22.88         12.59          2.90     19.03
   1995                          26.04         26.72         19.24     31.70
   1994                           4.25         -1.96         -3.51     -1.06

THE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE PERFORMANCE. AN INVESTMENT IN THE FUND MAY FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. ALL RETURNS ASSUME THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. A PORTFOLIO'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY INDIVIDUAL SECURITIES.

* Returns from inception are annualized. The annualized performance of the Russell 2500 and Lehman Brothers Government/Credit Indexes begins 6/1/93. The total return of the Fund reflects fees waived and expenses assumed by the Adviser. Without such fees waived and expenses assumed, the total return would be lower.

DEFINITION OF THE COMPARATIVE INDICES

BALANCED BENCHMARK is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX is an unmanaged index of investment grade bonds, including U.S. government treasury bonds, corporate bonds and yankee bonds.

RUSSELL 2500 INDEX is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalization.

Index returns assume reinvestment of dividends and, unlike the Fund's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

[CHART]

   CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA CRESCENT FUND VS. RUSSELL 2500, LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX AND THE BALANCED BENCHMARK FROM APRIL 1, 1994 TO MARCH 31, 2004

                                  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98  3/31/99  3/31/00  3/31/01  3/31/02  3/31/03  3/31/03
                                  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA Crescent Fund                  10,000   10,935   13,637   16,450   20,718   19,746   18,062   20,955   28,082   26,728   35,988
Balanced Benchmark                 10,000   10,710   13,075   14,020   18,169   17,264   21,697   20,944   23,355   20,963   28,644
Russell 2500                       10,000   10,866   14,106   15,331   21,748   18,864   27,066   23,412   26,917   20,457   32,862
Lehman Brothers Government/Credit  10,000   10,457   11,600   12,117   13,619   14,511   14,757   16,589   17,358   19,684   20,895

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Lehman Brothers Government/Credit Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Lehman Brothers Government/Credit Index, reflecting the Fund's neutral mix of approximately 60% stocks and 40% bonds. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund is computed on a total return basis which includes reinvestment of all distributions.

                             MAJOR PORTFOLIO CHANGES

                         Six Months Ended March 31, 2004
                                   (Unaudited)

                                                                 SHARES OR
                                                                 PRINCIPAL
                                                                  AMOUNT
                                                               -------------
NET PURCHASES

COMMON STOCKS
Alfa Laval AB                                                        300,000 shs.
Assurant, Inc. (1)                                                   500,000 shs.
Big Lots, Inc.                                                       725,000 shs.
Crunch Equity Holding, LLC (1)                                         2,235 shs.
ENSCO International Incorporated                                     529,500 shs.
Global SantaFe Corp.                                                  92,000 shs.
Maxtor Corporation (1)                                               871,700 shs.
Michaels Stores, Inc.                                                 83,500 shs.
Patterson-UTI Energy, Inc.                                            55,000 shs.
Rowan Companies, Inc. (1)                                            569,000 shs.
Tenet Healthcare Corporation (1)                                     272,900 shs.
Westcorp (1)                                                         117,000 shs.

NON-CONVERTIBLE BOND
WestPoint Stevens Inc. - (floating rate) 2004                  $    2,898,574

NET SALES

COMMON STOCKS
Conseco, Inc. (2)                                                    142,176 shs.
IHOP Corp. (2)                                                        47,500 shs.
Joy Global Inc. (2)                                                  384,465 shs.
National-Oilwell, Inc.                                                35,000 shs.
Newhall Land and Farming Company, The (2)                             40,000 shs.
Stage Stores, Inc. (2)                                               163,000 shs.

PREFERRED STOCK
Fleetwood Enterprises Capital Trust, Cv (2)                           39,700 shs.

NON-CONVERTIBLE BONDS AND DEBENTURES
Qwest Communications International Inc. --6.25% 2005 (2)       $   2,000,000
Qwest Communications International Inc. --7.625% 2021 (2)      $   1,700,000
Qwest Communications International Inc. --7.75% 2006 (2)       $   1,000,000

CONVERTIBLE DEBENTURE
CKE Restaurants, Inc. --4.25% 2004 (2)                         $   3,250,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2004

COMMON STOCKS                                                     SHARES            VALUE
------------------------------------------------------------   -------------    -------------
ENERGY -- 17.8%
ENSCO International Incorporated                                     786,700    $  22,161,339
GlobalSantaFe Corp.                                                  312,000        8,664,240
National-Oilwell, Inc.*                                              625,000       17,675,000
Patterson-UTI Energy, Inc.*                                          505,000       17,882,050
PG&E Corporation*                                                    160,000        4,635,200
Plains Exploration & Production Co.*                                 130,000        2,423,200
Plains Resources, Inc.*                                              130,000        2,363,400
Rowan Companies, Inc.*                                               569,000       12,000,210
                                                                                -------------
                                                                                $  87,804,639
                                                                                -------------
RETAILING -- 12.5%
Big Lots, Inc.*                                                    1,050,000    $  15,225,000
Charming Shoppes, Inc.*                                            1,556,000       12,121,240
Foot Locker, Inc.                                                    200,000        5,160,000
Michaels Stores, Inc.                                                380,000       18,475,600
Ross Stores, Inc.                                                    140,000        4,285,400
Zale Corporation*                                                    100,000        6,155,000
                                                                                -------------
                                                                                $  61,422,240
                                                                                -------------
FINANCIAL SERVICES -- 7.0%
Assurant, Inc.*                                                      500,000    $  12,575,000
Interactive Data Corporation*                                        175,000        3,111,500
New York Community Bancorp, Inc.                                     133,333        4,570,655
Westcorp                                                             117,000        5,156,190
WFS Financial Inc.*                                                  204,400        8,854,608
                                                                                -------------
                                                                                $  34,267,953
                                                                                -------------
INDUSTRIAL PRODUCTS -- 3.1%
Alfa Laval AB                                                        369,200    $   4,873,440
Trinity Industries, Inc.                                             374,100       10,399,980
                                                                                -------------
                                                                                $  15,273,420
                                                                                -------------
BASIC MATERIALS -- 2.5%
Celanese AG.                                                         307,900    $  12,500,740
                                                                                -------------
TECHNOLOGY -- 1.8%
Maxtor Corporation*                                                  871,700    $   7,104,355
Newport Corporation*                                                 110,000        1,839,200
                                                                                -------------
                                                                                $   8,943,555
                                                                                -------------
REAL ESTATE -- 1.6%
Ventas, Inc.                                                         280,000    $   7,694,400
                                                                                -------------
SERVICE -- 1.5%
Brink's Company, The                                                 257,500    $   7,101,850
                                                                                -------------

                                                                 SHARES OR
                                                                 PRINCIPAL
COMMON STOCKS--CONTINUED                                           AMOUNT           VALUE
------------------------------------------------------------   -------------    -------------
COMMUNICATIONS -- 1.4%
Dycom Industries, Inc.*                                              209,600    $   5,558,592
Lightbridge, Inc.*                                                   200,000        1,180,000
                                                                                -------------
                                                                                $   6,738,592
                                                                                -------------
CONSUMER DURABLE GOODS -- 1.2%
Coachmen Industries, Inc.                                            168,000    $   2,802,240
Hunter Douglas N.V.                                                   51,666        2,608,616
Palm Harbor Homes, Inc.*                                              23,000          482,080
                                                                                -------------
                                                                                $   5,892,936
                                                                                -------------
CONSUMER NON-DURABLE GOODS -- 1.0%
Action Performance Companies, Inc.                                   101,600    $   1,551,432
Crunch Equity Holding, LLC (Bondholder Trust Interest)+                2,235        3,339,001
                                                                                -------------
                                                                                $   4,890,433
                                                                                -------------
HEALTH CARE -- 0.8%
Apria Healthcare Group Inc.*                                          36,600    $   1,095,804
Tenet Healthcare Corporation*                                        272,900        3,045,564
                                                                                -------------
                                                                                $   4,141,368
                                                                                -------------
TOTAL COMMON STOCKS -- 52.2% (Cost $184,760,966)                                $ 256,672,126
                                                                                -------------
PREFERRED STOCKS -- 0.6% (Cost $2,152,545)
Pennsylvania Real Estate Investment Trust (Series A)                  45,000    $   2,745,000
                                                                                -------------
WARRANTS -- 0.0% (Cost $167,400)
Casual Male Retail Group, Inc.+                                       60,000    $     224,400
                                                                                -------------
CORPORATE BONDS & DEBENTURES -- 8.4%
California Statewide Communities Development Authority
 Special Facilities (UAL, Los Angeles) --5.625% 2034           $   1,890,000    $     245,700
CKE Restaurants, Inc. --9.125% 2009                                  175,000          182,000
Champion Home Builders Co. --11.25% 2007                           1,000,000        1,125,000
Dynegy-Roseton Danskamme --7.27% 2010                              1,000,000        1,010,000
FrontierVision Partners, L.P. --11% 2006                             980,000        1,146,600
Kmart Corporation --8.8% 2010                                      2,332,389        1,632,673
Northland Cable Television, Inc. --10.25% 2007                     5,575,000        5,575,000
Oregon Steel Mills, Inc. --10% 2009                                4,900,000        4,924,500
PG&E Corporation --10.375% 2005+                                   6,250,000        6,250,000
Qwest Communications International Inc.
  --5.875% 2004                                                    5,280,000        5,306,400
  --6.625% 2005                                                    2,285,000        2,353,550
Tyco International Ltd.
  --5.875% 2004                                                      820,000          836,400
  --6.375% 2006                                                      780,000          833,625

                                                                 PRINCIPAL
                                                                  AMOUNT            VALUE
                                                               -------------    -------------
CORPORATE BONDS & DEBENTURES -- CONTINUED
Western Financial Bank --9.625% 2012                           $   2,950,000    $   3,363,000
WestPoint Stevens Inc. --(floating rate) 2004+                     6,851,528        6,440,436
                                                                                -------------
                                                                                $  41,224,884
                                                                                -------------
U.S. GOVERNMENT & AGENCIES -- 3.4%
Federal National Mortgage Association --7.5% 2028              $     279,579    $     299,848
U.S. Treasury Inflation-Indexed Notes
--3.375% 2007                                                      9,934,375       10,949,549
--3.375% 2012                                                      4,692,780        5,470,754
                                                                                -------------
                                                                                $  16,720,151
                                                                                -------------
INTERNATIONAL -- 0.9%
France OATei--3.0% 2012                                        $   3,117,060    $   4,248,054
                                                                                -------------
CONVERTIBLE DEBENTURE -- 0.0%
Standard Motor Products, Inc.--6.75% 2009                      $     150,000    $     148,500
                                                                                -------------

TOTAL BONDS & DEBENTURES -- 12.7% (Cost $54,175,265)                            $  62,341,589
                                                                                -------------

TOTAL INVESTMENT SECURITIES -- 65.5% (Cost $241,256,176)                        $ 321,983,115
                                                                                -------------

SHORT-TERM INVESTMENTS -- 29.8% (Cost $146,780,523)
A.I.G. Funding, Inc. --0.97% 4/01/2004                         $  21,334,000    $  21,334,000
Dupont (E.I.) De Nemours & Co. --0.99% 4/07/2004                  20,000,000       19,996,700
General Electric Capital Services, Inc. --1.02% 4/09/2004         17,189,000       17,185,104
Federal Home Loan Bank --0.98% 4/12/2004                          17,546,000       17,540,746
Federal National Mortgage Association --0.96% 4/19/2004           22,000,000       21,989,440
ChevronTexaco Funding Corporation --0.99% 4/26/2004               18,422,000       18,409,335
International Lease Finance Corporation --1% 4/28/2004            20,350,000       20,334,737
General Electric Company --1.01% 5/05/2004                        10,000,000        9,990,461
                                                                                -------------
                                                                                $ 146,780,523
                                                                                -------------

TOTAL INVESTMENTS -- 95.3% (Cost $388,036,699)                                  $ 468,763,638
                                                                                -------------

COMMON STOCKS SOLD SHORT --(9.7)% (Proceeds $39,089,070)
Amazon.com, Inc.*                                                    (50,000)      (2,164,000)
AutoZone, Inc.*                                                      (10,000)        (859,700)
BJ Services Company*                                                 (35,000)      (1,514,450)

                                                                  SHARES            VALUE
                                                               -------------    -------------
COMMON STOCKS SOLD SHORT -- CONTINUED
Capital One Financial Corporation                                    (32,500)      (2,451,475)
Casual Male Retail Group, Inc.*                                      (60,000)        (620,400)
Computer Sciences Corporation*                                       (12,000)        (483,960)
Cost Plus, Inc.*                                                     (15,000)        (626,250)
CVS Corporation                                                      (15,000)        (529,500)
Deluxe Corporation                                                   (31,500)      (1,263,150)
EPIQ Systems, Inc.*                                                  (64,900)      (1,063,062)
Fresh Del Monte Produce Inc.                                         (66,000)      (1,700,160)
Greater Bay Bancorp                                                  (20,000)        (585,000)
Harley-Davidson, Inc.                                                (15,000)        (800,100)
IDEXX Laboratories, Inc.*                                            (13,000)        (739,310)
International Business Machines Corporation                          (10,500)        (964,320)
Kellwood Company                                                     (30,000)      (1,177,500)
Linens 'n Things, Inc.*                                              (57,000)      (2,018,370)
Manulife Financial Corporation                                       (22,000)        (817,300)
Marvel Enterprises, Inc.*                                            (39,000)        (748,410)
MGIC Investment Corporation                                           (9,500)        (610,185)
Movie Gallery, Inc.*                                                 (56,000)      (1,097,040)
Multimedia Games, Inc.                                               (38,600)        (954,964)
NASDAQ-100 Index Tracking Stock                                      (87,000)      (3,118,950)
NDCHealth Corporation                                                (36,000)        (977,400)
Newell Rubbermaid Inc.                                               (82,000)      (1,902,400)
Rayovac Corporation*                                                 (66,000)      (1,887,600)
Schlumberger Limited                                                 (37,000)      (2,362,450)
Sensient Technologies Corporation                                    (55,000)      (1,026,850)
Smith International, Inc.*                                           (36,000)      (1,926,360)
Stanley Works, The                                                   (27,000)      (1,152,360)
Take-Two Interactive Software, Inc.*                                 (27,000)        (993,060)
Talk America Holdings, Inc.                                          (65,300)        (553,091)
Total Systems Services, Inc.                                         (26,500)        (558,355)
UCBH Holdings, Inc.                                                  (32,000)      (1,281,280)
V.F. Corporation                                                     (45,000)      (2,101,500)
West Marine, Inc.*                                                   (85,000)      (2,707,250)
Whirlpool Corporation                                                (17,000)      (1,170,790)
                                                                                -------------
                                                                                $ (47,508,302)
                                                                                -------------
Other assets and liabilities, net -- 14.4%                                      $  70,858,202
                                                                                -------------
TOTAL NET ASSETS -- 100%                                                        $ 492,113,538
                                                                                =============

*  Non-income producing security
+ Restricted securities. The PG&E 10.375% bond due 2005 was purchased pursuant to Rule 144A of the Securities Act of 1933, which generally may only be sold to certain institutional investors prior to registration. The sale of the Crunch Equity Holding, Casual Male Retail Group warrants, and Westpoint Stevens note is restricted. These restricted securities constituted 3.3% of total net assets at March 31, 2004. The Crunch Equity Holding and the Casual Male Retail Group warrants have been valued by the Board of Trustees in accordance with the Fund's fair value procedures.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $241,256,176)                                $ 321,983,115
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                 146,780,523   $ 468,763,638
                                                                    -------------
  Cash                                                                                        185
  Deposits for securities sold short                                                   67,065,408
  Receivable for:
    Capital Stock sold                                              $   3,148,337
    Dividends and accrued interest                                      1,062,898
    Investment securities sold                                            348,909       4,560,144
                                                                    -------------   -------------
                                                                                    $ 540,389,375

LIABILITIES
  Payable for:
    Securities sold short, at market value (proceeds $39,089,070)   $  47,508,302
    Advisory fees and financial services                                  433,597
    Capital Stock repurchased                                             176,955
    Accrued expenses                                                      102,250
    Investment securities purchased                                        48,236
    Dividends on securities sold short                                      6,497      48,275,837
                                                                    -------------   -------------

NET ASSETS                                                                          $ 492,113,538
                                                                                    =============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- no par value; unlimited authorized shares;
    21,639,842 outstanding shares                                                   $ 412,047,449
  Undistributed net realized gain on investments                                        7,614,503
  Undistributed net investment income                                                     143,879
  Unrealized appreciation of investments                                               72,307,707
                                                                                    -------------
  Net assets at March 31, 2004                                                      $ 492,113,538
                                                                                    =============

NET ASSET VALUE
  Offering and redemption price per share                                           $       22.74
                                                                                    =============

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                        For the Year Ended March 31, 2004

INVESTMENT INCOME
    Interest                                                                        $   5,560,291
    Dividends                                                                           1,398,103
                                                                                    -------------
                                                                                    $   6,958,394
EXPENSES
    Advisory fees                                                   $   3,219,382
    Transfer agent fees and expenses                                      602,314
    Financial services                                                    321,938
    Short sale dividend expense                                           304,530
    Reports to shareholders                                                64,960
    Registration fees                                                      61,376
    Custodian fees and expenses                                            42,566
    Trustees' fees and expenses                                            39,251
    Audit fees                                                             33,750
    Legal fees                                                              6,530
    Other expenses                                                         18,951       4,715,548
                                                                    -------------   -------------
            Net investment income                                                   $   2,242,846
                                                                                    -------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
  Net realized gain on sale of investment securities                $  11,231,334
  Net realized loss on sale of investment securities sold short        (2,233,643)
                                                                    -------------
        Net realized gain on investments                                            $   8,997,691

Change in unrealized appreciation of investments:
    Investment securities                                           $  81,006,096
    Investment securities sold short                                   (9,736,806)
                                                                    -------------
        Change in unrealized appreciation of investments                               71,269,290
                                                                                    -------------

            Net realized and unrealized gain on investments                         $  80,266,981
                                                                                    -------------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                   $  82,509,827
                                                                                    =============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR ENDED MARCH 31,
                                           ----------------------------------------------------------------
                                                        2004                              2003
                                           ------------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                    $   2,242,846                     $   4,365,264
  Net realized gain on investments             8,997,691                         6,722,889
  Change in unrealized
  appreciation of investments                 71,269,290                       (25,587,024)
                                           -------------                     -------------

Increase (decrease) in net assets
  resulting from operations                                 $  82,509,827                     $ (14,498,871)

Distributions to shareholders from
  net investment income                                        (2,222,379)                       (5,366,717)

Capital Stock transactions:
  Proceeds from Capital Stock sold         $ 321,163,638                     $ 156,296,488
  Proceeds from shares issued
    to shareholders upon reinvestment
    of dividends and distributions             1,981,864                         4,893,630
  Cost of Capital Stock repurchased          (89,715,745)     233,429,757     (238,273,556)     (77,083,438)
                                           -------------    -------------    -------------    -------------
Total increase (decrease) in net assets                     $ 313,717,205                     $ (96,949,026)

NET ASSETS
Beginning of year                                             178,396,333                       275,345,359
                                                            -------------                     -------------
End of year                                                 $ 492,113,538                     $ 178,396,333
                                                            =============                     =============

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                   15,345,067                         8,870,372
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                96,099                           277,313
Shares of Capital Stock repurchased                            (4,290,726)                      (13,697,551)
                                                            -------------                     -------------
Increase (decrease) in Capital
  Stock outstanding                                            11,150,440                        (4,549,866)
                                                            =============                     =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                             YEAR ENDED MARCH 31,
                                                     ---------------------------------------------------------------------
                                                        2004            2003           2002          2001          2000
                                                     ----------      ----------     ----------    ----------    ----------
Per share operating performance:
Net asset value at beginning of year                 $    17.01      $    18.31     $    13.87    $    12.51    $    14.67
                                                     ----------      ----------     ----------    ----------    ----------

Income from investment operations:
  Net investment income                              $     0.17      $     0.35     $     0.25    $     0.49    $     0.32
  Net realized and unrealized gain (loss)
    on investment securities                               5.71           (1.22)          4.44          1.43         (1.49)
                                                     ----------      ----------     ----------    ----------    ----------
Total from investment operations                     $     5.88      $    (0.87)    $     4.69    $     1.92    $    (1.17)
                                                     ----------      ----------     ----------    ----------    ----------
Less distributions:
  Dividends from net investment income               $    (0.15)     $    (0.43)    $    (0.25)   $    (0.56)   $    (0.35)
  Distributions from net realized capital gains              --              --             --            --         (0.64)
                                                     ----------      ----------     ----------    ----------    ----------
Total distributions                                  $    (0.15)     $    (0.43)    $    (0.25)   $    (0.56)   $    (0.99)
                                                     ----------      ----------     ----------    ----------    ----------
Net asset value at end of year                       $    22.74      $    17.01     $    18.31    $    13.87    $    12.51
                                                     ==========      ==========     ==========    ==========    ==========

Total investment return*                                  34.67%          (4.82)%        34.03%        16.02%        (8.54)%

Ratios/supplemental data:
Net assets at end of year (in thousands)             $  492,114      $  178,396     $  275,345    $   45,050    $   55,096
Ratio of expenses to average net assets                    1.41%+          1.54%          1.50%         1.87%         1.49%
Ratio of net investment income
 to average net assets                                     0.67%           2.06%          1.73%         2.79%         2.26%
Portfolio turnover rate                                      20%             39%            34%           37%           10%

* Return is based on net asset value per share, adjusted for reinvestment of distributions.

+ For the year ended March 31, 2004, the expense ratio includes short sale dividend expense equal to 0.09% of average net assets.

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The FPA Funds Trust (formerly the UAM Funds Trust) is registered under the Investment Company Act of 1940, as amended. FPA Crescent Fund (the "Fund") is an open-end, diversified, management investment company. At March 31, 2004, the FPA Funds Trust was comprised of only the Fund. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
         Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgement of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

B.   Federal Income Tax
         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income
         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
         The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

     Cost of purchases and cost of sales of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $123,572,081 and $34,222,212, respectively, for the year ended March 31, 2004. Realized gains or losses are based on the specific-certificate identification method. The cost of investment securities (excluding securities sold short) held at March 31, 2004 for federal tax purposes was $241,480,403. Gross unrealized appreciation and depreciation for all investment securities (excluding securities sold short) at March 31, 2004 for federal income tax purposes was $84,279,524 and $3,776,812, respectively. During the year ended March 31,

2004, the Fund reclassified $440,480 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely.

     For the year ended March 31, 2004, the Fund paid aggregate fees of $39,000 to all Trustees who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Trustee of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- SECURITIES SOLD SHORT AND OPTIONS

     The Fund maintains cash deposits in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

     During the year ended March 31, 2004, the Fund participated in writing covered call options. The Fund's option activity is as follows:

                                                      CONTRACTS       PREMIUMS
                                                     ----------      ----------
Options outstanding at 3/31/03                              271      $   64,475
Options expired during the year                            (271)     $  (64,475)
                                                     ----------      ----------
Options outstanding at 3/31/04                               --              --

NOTE 5 -- DISTRIBUTOR

     FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

                          INDEPENDENT AUDITORS' REPORT


TO THE SHAREHOLDERS OF FPA CRESCENT FUND AND
BOARD OF TRUSTEES OF FPA FUNDS TRUST

     We have audited the accompanying statement of assets and liabilities of FPA Crescent Fund (the "Fund"), including the portfolio of investments, as of March 31, 2004, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of FPA Crescent Fund for each of the three years in the period ended March 31, 2002 were audited by other auditors whose report, dated May 3, 2002, expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Crescent Fund as of March 31, 2004, the results of its operations for the year then ended, and the changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Los Angeles, California
May 13, 2004

                         TRUSTEE AND OFFICER INFORMATION

                                    POSITION(s)                                    PORTFOLIOS IN
                                    WITH TRUST/       PRINCIPAL OCCUPATION(s)       FUND COMPLEX
     NAME, AGE & ADDRESS           YEARS SERVED       DURING THE PAST 5 YEARS        OVERSEEN       OTHER DIRECTORSHIPS
     -------------------           ------------       -----------------------        --------       -------------------
Willard H. Altman, Jr. - (68)   Trustee+           Retired. Formerly, until              6
11400 W. Olympic Blvd., #1200   Years Served: 1    1995, Partner of Ernst &
Los Angeles, CA  90064                             Young LLP, a public
                                                   accounting firm.

Alfred E. Osborne, Jr. - (59)   Trustee+           Senior Associate Dean at The          3        Investment Company
11400 W. Olympic Blvd., #1200   Years Served: 1    John E. Anderson Graduate                      Institute, K2 Inc.,
Los Angeles, CA  90064                             School of Management at UCLA.                  Nordstrom, Inc., E*
                                                                                                  Capital Corporation,
                                                                                                  Equity Marketing Inc.,
                                                                                                  and WM Group of Funds.

A. Robert Pisano - (61)         Trustee+           National Executive Director           3        Coppola Group, State
11400 W. Olympic Blvd., #1200   Years Served: 1    and Chief Executive Officer of                 Net, NetFlix.com,
Los Angeles, CA  90064                             the Screen Actors Guild.                       Resources Connection
                                                   Formerly, until 1999,                          and the Motion Picture
                                                   Vice Chairman and Director of                  and Television Fund.
                                                   Metro-Goldwyn-Mayer, Inc.

Lawrence J. Sheehan - (71)      Trustee+           Of counsel to, and partner            5
11400 W. Olympic Blvd., #1200   Years Served: 1    (1969 to 1994) of, the law
Los Angeles, CA  90064                             firm of O'Melveny & Myers LLP,
                                                   legal counsel to the Fund.

Steven Romick - (41)            Trustee,+          Senior Vice President of the          1
11400 W. Olympic Blvd., #1200   President &        Adviser.
Los Angeles, CA  90064          Chief Investment
                                Officer
                                Years Served: 1

Eric S. Ende - (59)             Vice President     Senior Vice President of the          3
11400 W. Olympic Blvd., #1200   Years Served: 1    Adviser.
Los Angeles, CA  90064

J. Richard Atwood - (43)        Treasurer          Principal and Chief Operating                  First Pacific Advisors,
11400 W. Olympic Blvd., #1200   Years Served: 1    Officer of the Adviser.                        Inc. and FPA Fund
Los Angeles, CA  90064                             President and Chief Executive                  Distributors, Inc.
                                                   Officer of FPA Fund
                                                   Distributors, Inc.

Sherry Sasaki - (49)            Secretary          Assistant Vice President and
11400 W. Olympic Blvd., #1200   Years Served: 1    Secretary of the Adviser and
Los Angeles, CA  90064                             Secretary of FPA Fund
                                                   Distributors, Inc.

Christopher H. Thomas - (47)    Assistant          Vice President and Controller                  FPA Fund
11400 W. Olympic Blvd., #1200   Treasurer          of the Adviser and of FPA Fund                 Distributors, Inc.
Los Angeles, CA  90064          Years Served: 1    Distributors, Inc.

+ Trustees serve until their resignation, removal or retirement.

                                FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


TICKER SYMBOL: FPACX
CUSIP: 30254T759


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


This report has been prepared for the information of shareholders of FPA Crescent Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. (a) The registrant has adopted a code of ethics that applies to the registrant's senior executive and financial officers. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The registrant's board of trustees has determined that Willard H. Altman, Jr., a member of the registrant's audit committee and board of trustees, is an "audit committee financial expert" and is "independent," as those terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of trustees.

Item 4.   Principal Accountant Fees and Services.

                                                 2003              2004
          (a)    Audit Fees                      $ 27,000          $ 31,620
          (b)    Audit Related Fees                   -0-               -0-
          (c)    Tax Fees                        $  5,250          $  5,765
          (d)    All Other Fees                       -0-               -0-


          (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant's independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if: (i) the registrant's independent auditors inform the audit committee of the engagement, (ii) the registrant's independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor's report prepared in connection with such services. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

             (2) Disclose the percentage of services described in each of paragraphs (b) - (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X. 100% of the services provided to the registrant described in paragraphs (b) - (d) of this Item were pre-approved by the audit committee pursuant to paragraphs (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) - (d) of this Item that were required to be pre-approved by the audit committee.

          (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time, permanent employees.

          (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. None

          (h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A

Item 5.   Audit Committee of Listed Registrants. N/A.

Item 6. Schedule of Investments. Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 10.  Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of FPA Funds Trust's FPA Crescent Fund. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex. 99.CODE ETH.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ STEVEN T. ROMICK
    -------------------------------
    Steven T. Romick, President

Date: June 4, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA FUNDS TRUST'S FPA CRESCENT FUND


By: /s/ J. RICHARD ATWOOD
    -------------------------------
    J. Richard Atwood, Treasurer

Date: June 4, 2004